MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST       Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 2000               New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended April 30, 2000, the U.S. economy continued to exhibit strong economic growth with accelerating inflationary pressures. Concerned by the strength in the global economy and the threat of rising inflation, the Federal Reserve Board continued its recent pattern of raising the federal funds rate, increasing it to 6.00 percent in two steps during the period. Subsequent to the end of the period, at its May meeting, the Fed raised the federal funds rate an additional 50 basis points (one-half of one percent).

At year-end 1999 the Fed added substantial liquidity to the marketplace because of Y2K concerns. This action in turn fueled the equity markets to new heights while forcing interest rates to their highest levels in this economic cycle. Then, in early 2000, the U.S. Treasury Department officially announced a buyback program of long-dated Treasuries. Consequently, Treasury bonds rallied because of the impending decrease in their supply.

Interest rates on long-term Treasuries were highly volatile during the period. Thirty-year Treasuries ranged in yield between 5.67 percent and 6.75 percent. On April 30, 2000, the 30-year Treasury bond was yielding 5.96 percent, compared to
6.16 percent six months earlier.

PERFORMANCE

For the six-month period ending April 30, 2000, Morgan Stanley Dean Witter Federal Securities Trust's Class B shares produced a total return of 0.69 percent versus 2.25 percent for the Lehman Brothers U.S. Government Index.* During the same period, the Fund's Class A, C and D shares posted total returns of 1.09 percent, 0.71 percent and 0.99 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The total return figures

---------------------
*The Lehman Brothers U.S. Government Index is a broad-based measure of all U.S.
 government and U.S. Treasury securities. The index's total return does not include fees, expenses or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

In view of the rising interest rate environment and its potential effect on long-term interest rates, the Fund's duration was reduced during the first quarter of 2000. The Fund's shorter duration prevented it from participating fully in the Treasury rally that followed the announcement of the buyback program for long-dated Treasuries. As a result, the Fund underperformed for the period relative to its benchmark.

PORTFOLIO STRATEGY

The Fund's average duration was increased to approximately 6.6 years as of April 30, 2000, in response to the belief that the U.S. economy would moderate, inflation remain within acceptable norms for the Federal Reserve Board and the Treasury buyback program would support investors' appetite for longer-maturity Treasuries. As the year progresses, however, the average duration of the portfolio may be modified should market conditions offer an incentive to enhance the portfolio's income and its potential for total return. The Fund may also opt to purchase additional mortgage-backed securities, which continue to offer not only an incremental yield incentive over U.S. Treasury securities of similar maturity but also the potential for attractive total returns. Investments may also include additional positions in longer-dated U.S. Treasuries.

On April 30, 2000, the Fund had net assets in excess of $489 million, with approximately 59 percent of the portfolio invested in Treasury notes and bonds, 25 percent in mortgage-backed securities and 12 percent in U.S. government agency obligations. The balance of the portfolio consisted of short-term money market investments.

LOOKING AHEAD

We believe that U.S. economic growth is likely to moderate later in the year with inflation remaining at acceptable levels. However, should the economy continue to display inordinately strong growth coupled with accelerating inflation, the Fed may feel it needs to take a more aggressive stance on monetary policy. Adjustments to the Fund's maturity and portfolio composition will be made accordingly as conditions warrant and attractive opportunities become available.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

We appreciate your ongoing support of Morgan Stanley Dean Witter Federal Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

FUND PERFORMANCE April 30, 2000

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                   CLASS A*
----------------------------------------------
PERIOD ENDED 4/30/00
-------------------------
Since Inception (7/28/97)    4.96%(1)   3.32%(2)
1 Year                       0.47%(1)  (3.80)%(2)

                  CLASS C++
----------------------------------------------
PERIOD ENDED 4/30/00
-------------------------
Since Inception (7/28/97)    4.04%(1)   4.04%(2)
1 Year                      (0.77)%(1) (1.70)%(2)

                   CLASS B+
----------------------------------------------
PERIOD ENDED 4/30/00
-------------------------
1 Year                      (0.93)%(1) (5.58)%(2)
5 Years                      5.53%(1)   5.22%(2)
10 Years                     6.84%(1)   6.84%(2)

                   CLASS D#
----------------------------------------------
PERIOD ENDED 4/30/00
-------------------------
Since Inception (7/28/97)    4.52%(1)
1 Year                       0.00%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS.
---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 4.25%.
+    The maximum contingent deferred sales charges (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
++   The maximum CDSC for Class C shares is 1% for shares
     redeemed within one year of purchase.
#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited)

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (71.1%)
            U.S. Government Agencies (11.6%)
$ 12,000    Federal Home Loan Banks 07/02/12.................    0.00 %   $  4,615,320
   4,400    Federal National Mortgage Assoc. 09/25/07........    6.85        4,197,864
   5,000    Federal National Mortgage Assoc. 12/24/07........    6.48        4,696,150
  78,000    Resolution Funding Strip 07/15/07 - 10/15/09.....    0.00       43,481,740
                                                                          ------------
                                                                            56,991,074
                                                                          ------------
            U.S. Treasury Bonds (57.9%)
  20,000    08/15/29.........................................    6.125      20,044,200
  10,000    08/15/22.........................................    7.25       11,169,000
  20,000    11/15/15+........................................    9.875      26,873,000
  22,000    11/15/12.........................................   10.375      26,779,500
 117,600    08/15/13++.......................................   12.00      157,132,416
  30,000    11/15/11.........................................   14.00       41,455,200
                                                                          ------------
                                                                           283,453,316
                                                                          ------------
            U.S. Treasury Note (0.9%)
   5,000    11/15/08.........................................    4.75        4,466,550
                                                                          ------------

            U.S. Treasury Strip (0.7%)
   5,000    02/15/07.........................................    0.00        3,230,400
                                                                          ------------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $356,728,109).............................    348,141,340
                                                                          ------------

            MORTGAGE-BACKED SECURITIES (25.1%)
            Federal Home Loan Mortgage Corp. (3.1%)
   9,925    10/01/10 - 02/01/20..............................    9.50       10,381,069
   3,570    09/01/15 - 10/01/19..............................   10.00        3,767,395
     914    02/01/16 - 10/01/18..............................   10.50          991,884
                                                                          ------------
                                                                            15,140,348
                                                                          ------------
            Federal National Mortgage Assoc. (5.6%)
   8,909    03/01/28 - 08/01/28..............................    6.00        8,065,057
   1,723    06/01/26 - 12/01/26..............................    7.50        1,685,447
   4,734    05/01/24 - 06/01/25..............................    8.00        4,725,275
  10,000    *................................................    8.00        9,965,625
   2,106    01/01/22 - 04/01/25..............................    8.50        2,135,199
     716    09/01/16 - 05/01/20..............................    9.50          750,760
      68    03/01/16 - 02/01/18..............................    9.75           72,124
                                                                          ------------
                                                                            27,399,487
                                                                          ------------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
            Government National Mortgage Assoc. (10.9%)
$ 18,099    08/15/25 - 05/15/29..............................    6.50 %   $ 16,962,389
  20,757    12/15/22 - 05/15/24..............................    7.00       19,965,782
   9,769    06/15/17 - 08/15/29..............................    7.50        9,601,526
   5,969    10/15/19 - 10/15/24..............................    8.50        6,075,229
     442    05/15/16 - 11/15/20..............................   10.00          472,933
      38    09/15/18.........................................   11.00           42,300
                                                                          ------------
                                                                            53,120,159
                                                                          ------------
            Government National Mortgage Assoc. II (5.5%)
   9,402    01/20/29 - 02/20/29..............................    6.50        8,773,175
  18,865    12/20/28 - 06/20/29..............................    7.00       18,057,015
                                                                          ------------
                                                                            26,830,190
                                                                          ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Identified Cost $125,981,527).............................    122,490,184
                                                                          ------------

            SHORT-TERM INVESTMENT (a) (4.1%)
            U.S. GOVERNMENT AGENCY
  20,200    Federal Home Loan Mortgage Corp. 05/01/00
            (Identified Cost $20,200,000)....................    5.88       20,200,000
                                                                          ------------

            TOTAL INVESTMENTS (Identified Cost $502,909,636)...........    490,831,524
                                                                          ------------

                               DESCRIPTION,
NUMBER OF                    EXPIRATION DATE
CONTRACTS                    AND STRIKE PRICE
---------                    ----------------
            WRITTEN OPTIONS (b) (0.0%)
            Call options on Treasury bond futures
     100    June/2000/95................................................         (32,812)
     500    June/2000/96................................................        (312,500)
                                                                            ------------

            TOTAL WRITTEN OPTIONS
            (Premiums Received $372,050)......................                  (345,312)**
                                                                            ------------

            TOTAL INVESTMENTS
            (Identified Cost $502,909,636) (c)................     100.3%    490,831,524

            TOTAL WRITTEN OPTIONS OUTSTANDING.................      (0.1)       (345,312)

            LIABILITIES IN EXCESS OF OTHER ASSETS.............      (0.2)       (908,031)
                                                                   -----    ------------

            NET ASSETS........................................     100.0%   $489,578,181
                                                                   =====    ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued

---------------------
 + A portion of this security is segregated in connection with open written options.
 ++ A portion of this security is segregated in connection with a security purchased on a forward commitment basis.
 * Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 ** The market value of U.S. Treasury securities pledged to cover written options on futures contracts is $968,413.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Options expire one month prior to the expiration date indicated for Treasury bond futures.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,325,238 and the aggregate gross unrealized depreciation is $18,403,350, resulting in net unrealized depreciation of $12,078,112.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)

ASSETS:
Investments in securities, at value (identified cost
 $502,909,636)..............................................  $490,831,524
Cash........................................................        88,831
Receivable for:
    Interest................................................     8,369,581
    Shares of beneficial interest sold......................     2,125,810
    Principal paydowns......................................       170,291
Prepaid expenses and other assets...........................        51,550
                                                              ------------
    TOTAL ASSETS............................................   501,637,587
                                                              ------------
LIABILITIES:
Written call options outstanding, at value (premiums
 received $372,050).........................................       345,312
Payable for:
    Investment purchased....................................    10,028,889
    Shares of beneficial interest repurchased...............       609,718
    Dividends and distributions to shareholders.............       352,694
    Plan of distribution fee................................       343,739
    Investment management fee...............................       226,175
Accrued expenses and other payables.........................       152,879
                                                              ------------
    TOTAL LIABILITIES.......................................    12,059,406
                                                              ------------
    NET ASSETS..............................................  $489,578,181
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $547,805,663
Net unrealized depreciation.................................   (12,051,374)
Accumulated net realized loss...............................   (46,176,108)
                                                              ------------
    NET ASSETS..............................................  $489,578,181
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $3,875,245
Shares Outstanding (unlimited authorized, $.01 par value)...       441,497

    NET ASSET VALUE PER SHARE...............................         $8.78
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value)........         $9.17
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $472,111,578
Shares Outstanding (unlimited authorized, $.01 par value)...    54,586,296
    NET ASSET VALUE PER SHARE...............................         $8.65
                                                              ============
CLASS C SHARES:
Net Assets..................................................  $  9,635,485
Shares Outstanding (unlimited authorized, $.01 par value)...     1,104,315
    NET ASSET VALUE PER SHARE...............................         $8.73
                                                              ============
CLASS D SHARES:
Net Assets..................................................    $3,955,873
Shares Outstanding (unlimited authorized, $.01 par value)...       458,215
    NET ASSET VALUE PER SHARE...............................         $8.63
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $ 20,800,316
                                                              ------------

EXPENSES
Plan of distribution fee (Class B shares)...................     2,129,026
Plan of distribution fee (Class C shares)...................        44,040
Investment management fee...................................     1,430,314
Transfer agent fees and expenses............................       245,921
Professional fees...........................................        52,349
Shareholder reports and notices.............................        39,640
Custodian fees..............................................        38,660
Registration fees...........................................        37,373
Trustees' fees and expenses.................................         8,630
Other.......................................................         1,594
                                                              ------------

    TOTAL EXPENSES..........................................     4,027,547
                                                              ------------

    NET INVESTMENT INCOME...................................    16,772,769
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Investments.............................................     1,933,025
    Future contracts........................................    (3,953,371)
    Options written.........................................       468,450
                                                              ------------

    NET LOSS................................................    (1,551,896)

Net change in unrealized appreciation.......................   (12,503,365)
                                                              ------------

    NET LOSS................................................   (14,055,261)
                                                              ------------

NET INCREASE................................................  $  2,717,508
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED    FOR THE YEAR
                                                        APRIL 30,         ENDED
                                                           2000       OCTOBER 31, 1999
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................  $16,772,769      $ 36,412,647
Net realized gain (loss).............................   (1,551,896)        2,435,567
Net change in unrealized appreciation................  (12,503,365)      (58,286,121)
                                                       ------------     ------------

    NET INCREASE (DECREASE)..........................    2,717,508       (19,437,907)
                                                       ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares.......................................     (158,765)         (328,982)
Class B shares.......................................  (16,118,757)      (35,383,489)
Class C shares.......................................     (332,554)         (502,451)
Class D shares.......................................     (162,693)         (197,725)
                                                       ------------     ------------

    TOTAL DIVIDENDS..................................  (16,772,769)      (36,412,647)
                                                       ------------     ------------

Net decrease from transactions in shares of
 beneficial interest.................................  (58,140,239)      (35,642,483)
                                                       ------------     ------------

    NET DECREASE.....................................  (72,195,500)      (91,493,037)

NET ASSETS:
Beginning of period..................................  561,773,681       653,266,718
                                                       ------------     ------------

    END OF PERIOD.................................... $489,578,181      $561,773,681
                                                       ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Federal Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price as of the close of the commodities exchange on which it trades unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that the sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. OPTIONS AND FUTURES -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: The Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

$2 billion; 0.475% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% to the portion of daily net assets exceeding $12.5 billion.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $20,088,920 at April 30, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

months ended April 30, 2000, the distribution fee was accrued for Class C shares at the annual rate of 0.85%.

The Distributor has informed the Fund that for the six months ended April 30, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $393, $250,705 and $6,189, respectively and received $7,271 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 were $41,289,063 and $112,580,557, respectively.

Transactions in written options for the six months ended April 30, 2000 were as follows:

                                                              CONTRACTS    PREMIUMS
                                                              ---------   -----------
Option contracts written, outstanding at beginning of the
 period.....................................................      500     $   194,541

Options written.............................................    4,100       2,092,346

Options closed..............................................   (2,117)     (1,022,411)

Options exercised...........................................   (1,423)       (749,614)

Options expired.............................................     (460)       (142,812)
                                                               ------     -----------
Option contracts written, outstanding at end of the
 period.....................................................      600     $   372,050
                                                               ======     ===========

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 2000, the Fund had transfer agent fees and expenses payable of approximately $7,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,906. At April 30, 2000, the Fund had an accrued pension liability of $52,990 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                    FOR THE SIX                      FOR THE YEAR
                                                                   MONTHS ENDED                          ENDED
                                                                  APRIL 30, 2000                   OCTOBER 31, 1999
                                                            ---------------------------       ---------------------------
                                                                    (unaudited)
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                                            -----------   -------------       -----------   -------------
CLASS A SHARES
Sold......................................................    1,700,045   $  15,017,526           763,352   $   7,174,821
Reinvestment of dividends.................................       13,760         121,517            28,765         269,255
Redeemed..................................................   (1,746,276)    (15,376,108)         (817,775)     (7,604,223)
                                                            -----------   -------------       -----------   -------------
Net decrease - Class A....................................      (32,471)       (237,065)          (25,658)       (160,147)
                                                            -----------   -------------       -----------   -------------
CLASS B SHARES
Sold......................................................   11,228,645      97,803,496        11,015,098     101,346,580
Reinvestment of dividends.................................    1,058,152       9,195,424         2,189,665      20,178,753
Redeemed..................................................  (18,656,196)   (162,335,816)      (17,981,486)   (165,348,233)
                                                            -----------   -------------       -----------   -------------
Net decrease - Class B....................................   (6,369,399)    (55,336,896)       (4,776,723)    (43,822,900)
                                                            -----------   -------------       -----------   -------------
CLASS C SHARES
Sold......................................................      218,997       1,931,742         1,002,507       9,285,620
Reinvestment of dividends.................................       24,011         210,542            38,573         357,523
Redeemed..................................................     (366,841)     (3,216,226)         (548,291)     (5,132,935)
                                                            -----------   -------------       -----------   -------------
Net increase (decrease) - Class C.........................     (123,833)     (1,073,942)          492,789       4,510,208
                                                            -----------   -------------       -----------   -------------
CLASS D SHARES
Sold......................................................    5,982,644      52,176,418         1,612,081      14,224,809
Reinvestment of dividends.................................       12,674         109,798            17,692         161,340
Redeemed..................................................   (6,168,191)    (53,778,552)       (1,200,596)    (10,555,793)
                                                            -----------   -------------       -----------   -------------
Net increase (decrease) - Class D.........................     (172,873)     (1,492,336)          429,177       3,830,356
                                                            -----------   -------------       -----------   -------------
Net decrease in Fund......................................   (6,698,576)  $ (58,140,239)       (3,880,415)  $ (35,642,483)
                                                            ===========   =============       ===========   =============

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Fund had a net capital loss carryover of approximately $38,054,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

                 AMOUNT IN THOUSANDS
------------------------------------------------------
        2000              2002       2004       2007
---------------------   --------   --------   --------
       $3,854           $31,124      $690      $2,386
       ======           =======      ====      ======

At October 31, 1999, the Fund was required for Federal income tax purposes to defer approximately $6,247,000 of realized losses on certain closed options and futures contracts.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

As of October 31, 1999, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on straddles.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At April 30, 2000, the Fund had outstanding written options on interest rate futures.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                               FOR THE PERIOD
                                                       FOR THE SIX       FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                       MONTHS ENDED          ENDED              ENDED             THROUGH
                                                      APRIL 30, 2000   OCTOBER 31, 1999    OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------
                                                       (unaudited)
CLASS A SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period................        $9.01             $9.79              $9.45              $9.26
                                                            -----             -----              -----              -----

Income (loss) from investment operations:
 Net investment income..............................         0.33              0.62               0.64               0.16
 Net realized and unrealized gain (loss)............        (0.23)            (0.78)              0.34               0.19
                                                            -----             -----              -----              -----

Total income (loss) from investment operations......         0.10             (0.16)              0.98               0.35
                                                            -----             -----              -----              -----

Less dividends from net investment income...........        (0.33)            (0.62)             (0.64)             (0.16)
                                                            -----             -----              -----              -----

Net asset value, end of period......................        $8.78             $9.01              $9.79              $9.45
                                                            =====             =====              =====              =====

TOTAL RETURN+.......................................         1.09%(1)         (1.66)%            10.75%              3.78%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses............................................         0.71%(2)(3)       0.91 %(3)          0.93%(3)           0.92%(2)

Net investment income...............................         7.27%(2)(3)       6.65 %(3)          6.70%(3)           6.60%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............       $3,875            $4,272             $4,894             $2,051

Portfolio turnover rate.............................            8%(1)            17 %               13%                12%

---------------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

                                              FOR THE SIX                         FOR THE YEAR ENDED OCTOBER 31,
                                              MONTHS ENDED       ----------------------------------------------------------------
                                             APRIL 30, 2000        1999          1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
                                              (unaudited)
CLASS B SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period.......        $8.87            $9.72         $9.36         $9.25         $9.49         $8.74
                                                   -----            -----         -----         -----         -----         -----

Income (loss) from investment operations:
 Net investment income.....................         0.28             0.55          0.58          0.59          0.59          0.59
 Net realized and unrealized gain (loss)...        (0.22)          (0.85)          0.36          0.11         (0.25)         0.75
                                                   -----            -----         -----         -----         -----         -----

Total income (loss) from investment
 operations................................         0.06           (0.30)          0.94          0.70          0.34          1.34
                                                   -----            -----         -----         -----         -----         -----

Less dividends from net investment
 income....................................        (0.28)          (0.55)         (0.58)        (0.59)        (0.58)        (0.59)
                                                   -----            -----         -----         -----         -----         -----

Net asset value, end of period.............        $8.65            $8.87         $9.72         $9.36         $9.25         $9.49
                                                   =====            =====         =====         =====         =====         =====

TOTAL RETURN+..............................         0.69%(1)        (3.09)%       10.35%         7.89%         3.79%        15.89%

RATIOS TO AVERAGE NET ASSETS:
Expenses...................................         1.56%(2)(3)      1.55%(3)      1.54%(3)      1.53%         1.53%         1.52%

Net investment income......................         6.42%(2)(3)      6.01%(3)      6.09%(3)      6.41%         6.31%         6.53%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....     $472,112         $540,916      $639,212      $623,049      $719,935      $829,244

Portfolio turnover rate....................            8%(1)           17%           13%           12%           10%            7%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

                                                                                                               FOR THE PERIOD
                                                        FOR THE SIX       FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                        MONTHS ENDED         ENDED              ENDED             THROUGH
                                                       APRIL 30, 2000   OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------
                                                        (unaudited)
CLASS C SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period.................       $8.95             $9.80              $9.44              $9.26
                                                            -----             -----              -----              -----

Income (loss) from investment operations:
 Net investment income...............................        0.28              0.56               0.58               0.15
 Net realized and unrealized gain (loss).............       (0.22)            (0.85)              0.36               0.18
                                                            -----             -----              -----              -----

Total income (loss) from investment operations.......        0.06             (0.29)              0.94               0.33
                                                            -----             -----              -----              -----

Less dividends from net investment income............       (0.28)            (0.56)             (0.58)             (0.15)
                                                            -----             -----              -----              -----

Net asset value, end of period.......................       $8.73             $8.95              $9.80              $9.44
                                                            =====             =====              =====              =====

TOTAL RETURN+........................................        0.71%(1)         (3.03)%            10.30%              3.54%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        1.56%(2)(3)       1.55 %(3)          1.54%(3)           1.52%(2)

Net investment income................................        6.42%(2)(3)       6.01 %(3)          6.09%(3)           5.86%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..............      $9,635           $10,995             $7,204               $721

Portfolio turnover rate..............................           8%(1)            17 %               13%                12%

---------------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

                                                                                                               FOR THE PERIOD
                                                        FOR THE SIX       FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                        MONTHS ENDED         ENDED              ENDED             THROUGH
                                                       APRIL 31, 2000   OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
                                                        (unaudited)
CLASS D SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period.................       $8.86             $9.69              $9.33              $9.26
                                                            -----             -----              -----             ------

Income (loss) from investment operations:
 Net investment income...............................        0.32              0.63               0.66               0.17
 Net realized and unrealized gain (loss).............       (0.23)            (0.83)              0.36               0.07
                                                            -----             -----              -----             ------

Total income (loss) from investment operations.......        0.09             (0.20)              1.02               0.24
                                                            -----             -----              -----             ------

Less dividends from net investment income............       (0.32)            (0.63)             (0.66)             (0.17)
                                                            -----             -----              -----             ------

Net asset value, end of period.......................       $8.63             $8.86              $9.69              $9.33
                                                            =====             =====              =====             ======

TOTAL RETURN+........................................        0.99%(1)         (2.08)%            11.30%              2.62%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        0.71%(2)(3)       0.70 %(3)          0.69%(3)           0.63%(2)

Net investment income................................        7.27%(2)(3)       6.86 %(3)          6.94%(3)           6.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..............      $3,956            $5,590             $1,956                $69

Portfolio turnover rate..............................           8%(1)            17 %               13%                12%

---------------------
 *  The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
FEDERAL
SECURITIES TRUST
[PHOTO]
Semiannual Report
April 30, 2000